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                                                                    EXHIBIT 99.2

         3V Capital Master Fund Ltd.

         Alamo Capital Financial Services

         Angelo, Gordon & Co., L.P.

         Banc of America Securities LLC

         Bear Stearns and Co., Inc.

         Brockton Corporation

         Cold Springs, L.P.

         Distressed/High Yield Trading Opportunities, Ltd.

         H Partners L.P.

         Janney Montgomery Scott LLC

         Lyxor/Third Point Fund Ltd.

         Mesirow Financial, Inc.

         Pizza Corner, Inc.

         River Run Fund, Ltd.

         River Run Partners, L.P.

         Third Point Offshore Fund, Ltd.

         Third Point Partners L.P.

         Third Point Partners Qualified L.P.

         Third Point Resources L.P.

         Third Point Resources Ltd.

         Third Point Ultra Ltd.

         TRO Advisors, Inc.